NUVEEN LIMITED TERM MUNICIPAL BOND FUND

SUPPLEMENT DATED MAY 31, 2011

TO THE SUMMARY PROSPECTUS DATED AUGUST 31, 2010,

AS SUPPLEMENTED JANUARY 18, 2011

1.	The following sentence is added to end of the section “Principal Investment Strategies.”

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to seven years under normal market conditions.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-LTMDS-0511P